UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 20, 2026

ELME COMMUNITIES
(Exact name of registrant as specified in its charter)

Maryland	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7550 WISCONSIN AVE, SUITE 900, BETHESDA, MD 20814
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	ELME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on July 23, 2026, Elme Riverside Apartments LLC (the “Riverside Seller”), a wholly-owned subsidiary of Elme Communities (the “Trust”), and FPA Multifamily, LLC (the “Riverside Buyer”), entered into a purchase and sale agreement (the “Riverside Agreement”) for the sale of Riverside Apartments, a 1,222 unit community located in Alexandria, Virginia and related undeveloped land, for a contract sale price of $250.0 million, subject to customary prorations and adjustments. On August 20, 2026, the inspection period under the Riverside Agreement expired in accordance with its terms.

Pursuant to the Riverside Agreement, the remaining $2.0 million installment of the earnest money deposit has been deposited with the escrow agent, and, at this time, the aggregate earnest money deposit of $4.0 million has become nonrefundable, except in the event of the Riverside Seller’s breach of the Riverside Agreement, the occurrence of a material casualty or condemnation, or failure to satisfy conditions precedent to the consummation of the transaction.

The Riverside Agreement provides for closing no later than September 14, 2026, subject to limited exceptions. We currently expect to close the sale of Riverside Apartments on September 14, 2026, although there can be no assurance that the closing conditions will be satisfied or that the Riverside Sale will be consummated.

The Riverside Buyer has previously entered into three other purchase and sale agreements for the purchase of four other Trust properties (consisting of a purchase and sale agreement for both Elme Sandy Springs and Elme Marietta which were sold in February 2026 and separate purchase and sale agreements for each of the two remaining DC properties). Each of these purchase and sale agreements, including the Riverside Agreement, was negotiated independently and none have been or are contingent on any other purchase and sale agreement between the parties.

Forward-Looking and Cautionary Statements

Certain statements in this Current Report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Elme to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Additional factors which may cause the actual results, performance, or achievements of Elme to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to: Elme’s ability to remain listed on the NYSE and its expected timeline for doing so; Elme’s ability to transfer its remaining assets and liabilities to a liquidating trust and terminate its existence by voluntary dissolution on the terms and timeline anticipated; Elme’s ability to successfully complete the sales of its remaining assets, including successful completion of all closing conditions applicable to assets under contract, on the terms and timeline anticipated, or at all; changes in the amount and timing of the additional liquidating distributions, including as a result of unexpected levels of transaction cost, changes in the gross asset sales proceeds for the sale of the remaining properties from prior estimates, delayed or terminated closings, liquidation costs or unpaid or additional liabilities and obligations; Elme’s ability to repay its senior secured term loan with an original principal amount of $520.0 million (the “Term Loan”) with the net proceeds from the sales of the remaining properties which secure the Term Loan and to release the mortgages securing the Term Loan as they are sold; the possibility, mechanics and timing of converting to a liquidating trust or other liquidating entity; the ability of the Trust’s Board of Trustees to terminate the Plan of Sale and Liquidation; the response of Elme’s residents, tenants and business partners to the Plan of Sale and Liquidation; potential difficulties in employee retention as a result of the on-going Plan of Sale and Liquidation; the outcome of legal proceedings that may be instituted against Elme, its trustees and others, including those related to the sale of 19 multifamily assets to an affiliate of Cortland Partners, LLC, completed and future property sales and the Plan of Sale and Liquidation; the risk that disruptions caused by or relating to the Plan of Sale and Liquidation will harm Elme’s business, including current plans and operations; risks relating to the market value of Elme’s common shares; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Plan of Sale and Liquidation; general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of Elme’s properties and potential illiquidity of Elme’s remaining real estate investments); whether or not the sale of one or more of Elme’s properties may be considered a prohibited transaction under the Internal Revenue Code of 1986, as amended; Elme’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes; the occurrence of any event, change or other circumstances that could give rise to the termination of the Plan of Sale and Liquidation; the risks associated with ownership of real estate in general and Elme’s real estate assets in particular; general economic and market developments and conditions; and volatility and uncertainty in the financial markets.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect Elme’s businesses in the “Risk Factors” section of Elme’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Elme from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. While forward-looking statements reflect Elme’s good faith beliefs, they are not guarantees of future performance. Elme undertakes no obligation to update its forward-looking statements or risk factors to reflect new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELME COMMUNITIES
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

August 20, 2026
(Date)